Exhibit 99.2

ABS-15G Explanatory Notes

We have attempted to gather the information required by this Form ABS-15G and Rule 15Ga-1 by, among other things, (i) identifying asset-backed securities transactions that fall within the scope of Rule 15Ga-1 for which we are a securitizer and that are not covered by a filing to be made by an affiliated securitizer (“Covered Transactions”), (ii) gathering information in our records regarding demands for repurchase or replacement of pool assets in Covered Transactions for breaches of representations or warranties concerning those pool assets (“Repurchases”) that is required to be reported on Form ABS-15G (“Reportable Information”), (iii) identifying the parties in Covered Transactions that have a contractual obligation to enforce any Repurchase obligations of the party or parties making those representations or warranties based on our records (“Demand Entities”), and (iv) requesting all Reportable Information from trustees and other Demand Entities that is within their respective possession and which has not been previously provided to us. However, we cannot be certain that we have obtained all applicable Reportable Information because, among other things, some Demand Entities have not agreed to provide Reportable Information or may not have provided complete Reportable Information, and some Demand Entities may be unable or unwilling to provide Reportable Information without unreasonable effort or expense (or without imposing unreasonable expense on us). The information in this Form ABS-15G has not been verified by any third party.

In many cases, the entity identified as “Originator” is the entity that sold the assets to the sponsor, based on the sponsor’s records. This entity may or may not be the originator of the assets. The securitizer is not able to obtain further information as to the identity of the originator without unreasonable effort or expense. (For columns c-f)

Data about “Total Assets in ABS by Originator” is based on outstanding principal balances of assets in the ABS as of the related closing date, and includes pre-funded assets.

Assets included in “Assets That Were Subject of Demand” include assets where a demand was made during the reporting period or where a demand was made prior to the reporting period and there was activity occurring during the reporting period. (For columns g-i). The outstanding principal balance of each asset in these columns (and all columns to the right) is based on the end of the reporting period or the most recent balance available for assets that remain in the pool at that time or if an asset has been charged off, liquidated or otherwise removed from the pool prior to or during a reporting period, the corresponding outstanding principal balance used in calculating columns (h) through (x) shall be zero.

"Assets that were Repurchased or Replaced" may include assets that were previously liquidated and for which a make-whole payment (if required) was made. (For columns j-l). The total outstanding principal balance of the assets for the DBALT 2007-4 transaction that were repurchased during the reporting period was $771,048.50 immediately prior to such repurchase; because these assets had a principal balance of zero at the end of the reporting period and the outstanding aggregate principal balance of the asset pool is determined as of the end of the reporting period, the corresponding percentage of principal balance is reflected as 0.00%.

“Assets Pending Repurchase or Replacement” includes only assets for which a decision to repurchase, replace or make-whole (if required) had been approved during the reporting period but such action has not been completed, and are shown without regard to cure period status. (For columns m-o)

“Demand in Dispute” includes assets for which a decision to dispute the demand was made during the reporting period and assets for which the securitizer made, or intended to make, during the reporting period a request for further information about a demand previously presented. If a demand has been rejected, it will not be considered to be in dispute absent a subsequent communication or other indication that the demand remains in dispute. (For columns p-r)

“Demand Withdrawn” shows assets where the repurchase demand was withdrawn by the trustee, or by any other party that made the demand, which demand may have been withdrawn in connection with a settlement. (For columns s-u)

“Demands Rejected” shows assets where a repurchase demand has been rejected by the securitizer or by any other party that would be obligated to repurchase the asset if the claim had been valid. (For columns v-x)

For assets where more than one activity occurred during the reporting period, only the most recent activity is reported above, provided that an asset subject to a demand to repurchase may be listed in both the “Assets That Were Subject to Demand” column as well as an additional column showing the most recent activity or status during the reporting period. No asset is included in the information provided, unless at least one activity described above occurred during the reporting period.